Exhibit 99.1

ENDURANCE ANNOUNCES RESULTS OF THE REGISTERED

EXCHANGE OFFER FOR ITS SENIOR NOTES

BURLINGTON, MA (January 31, 2017) — Endurance International Group Holdings, Inc. (“Endurance” or the “Company”) (NASDAQ: EIGI), a leading provider of cloud-based platform solutions designed to help small and medium-sized businesses succeed online, today announced the results of the exchange offer (the “Exchange Offer”) for all of the outstanding 10.875% Senior Notes due 2024 issued by Endurance’s subsidiary, EIG Investors Corp. (the “Issuer”), together with the full and unconditional guarantees of such notes by Endurance and the Issuer’s wholly owned domestic subsidiaries that also are guarantors under the Issuer’s existing credit agreement (together with Endurance, the “guarantors,” and such notes together with such guarantees, the “Original Notes”), for an equal principal amount of 10.875% Senior Notes due 2024, issued by the Issuer and guaranteed by the guarantors, which have been registered under the Securities Act (the “Exchange Notes”).

The Exchange Offer commenced on December 29, 2016 and expired at 5:00 p.m., New York City time, on January 30, 2017.

Wilmington Trust, National Association, acting as exchange agent for the Exchange Offer, advised the Company that $350,000,000 of the $350,000,000 aggregate principal amount of the Original Notes have been validly tendered for exchange, representing 100.00% of the principal amount of the outstanding Original Notes.

In accordance with the terms of the Exchange Offer, the Company has accepted all of the Original Notes validly tendered and not withdrawn.

Important Information for Investors and Stockholders

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Exchange Notes or any other security and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale would be unlawful. The Exchange Offer is being made only pursuant to the prospectus dated December 29, 2016 and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Forward-Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements concerning the Exchange Offer. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts, and statements identified by words such as “will” and variations of such word or words of similar meaning and the use of future dates. These forward-looking statements reflect our current views about our plans, intentions, expectations and strategies, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations and strategies as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that these plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks and uncertainties discussed in Endurance’s filings with the U.S. Securities and Exchange Commission (the “SEC”) incorporated by reference into the Registration Statement on Form S-4 of the Issuer and the guarantors, as filed with the SEC, relating to the Exchange Offer.

We assume no obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

Endurance International Group and the compass logo are trademarks of The Endurance International Group, Inc. Constant Contact, the Constant Contact logo and other brand names of Endurance International Group are trademarks of The Endurance International Group, Inc. or its subsidiaries.

Investor Contact:

Lynn Harrison

Endurance International Group

(781) 852-3450

ir@endurance.com

Press Contact:

Lark-Marie Antón

Endurance International Group

(646) 887-7272

press@endurance.com

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